UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2006
RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-26844 (Commission File Number)	93-0945232 (IRS Employer Identification No.)

5445 NE Dawson Creek Drive
Hillsboro, Oregon		97124
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (503) 615-1100
No Change
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 2.1
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
Arrangement Agreement
     Effective as of July 26, 2006, RadiSys Corporation (“RadiSys”), an Oregon corporation, entered into an Arrangement Agreement (the “Arrangement Agreement”) with Convedia Corporation (“Convedia”), a corporation incorporated under the laws of Canada, and RadiSys Canada Inc. (“RadiSys Canada”), a corporation incorporated under the laws of Canada and a wholly-owned subsidiary of RadiSys, pursuant to which RadiSys Canada will acquire all of the capital stock of Convedia (the “Arrangement”).
     Under the terms of the Arrangement Agreement, RadiSys will acquire Convedia for a total consideration of up to $115 million consisting of: (a) $105 million in cash payable at closing, subject to adjustments, and (b) up to $10 million in additional cash proceeds based on a contingent payment formula tied to achieving certain profitability goals during the twelve-month period beginning October 1, 2006. The Arrangement is subject to the approval of the Supreme Court of British Columbia, the approval of the shareholders and option holders of Convedia and customary closing conditions for transactions of this nature and is expected to close during the later part of the third quarter of 2006.
     The foregoing descriptions of the Arrangement Agreement and the Arrangement are summary descriptions, do not purport to be complete and are qualified in their entirety by reference to the full text of the Arrangement Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. You are encouraged to read the Arrangement Agreement for a more complete understanding of the transaction.
Bonuses and Bonus Targets
     On July 25, 2006, the Compensation Committee of the Board of Directors of RadiSys approved the bonus amounts set forth below for the first half of fiscal 2006 to be paid to RadiSys’ Chief Executive Officer and the other named executive officers set forth below.

Bonus Amount
Scott C. Grout, President and Chief Executive Officer	$170,600
Julia A. Harper, Chief Financial Officer and Secretary	$72,500
Christian A. Lepiane, Vice President of Worldwide Sales	$74,500
Keith Lambert, Vice President of Operations and Manufacturing	$53,000
A summary setting forth the performance goals and business criteria required for payment of awards is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     On July 27, 2006, RadiSys issued a press release announcing the signing of the Arrangement Agreement. A copy of the press release is furnished as Exhibit 99.1 attached hereto and is incorporated herein by reference.
     Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
2.1	Arrangement Agreement among RadiSys Corporation, Convedia Corporation and RadiSys Canada Inc., effective as of July 26, 2006.

10.1	Summary of Performance Goals and Business Criteria for Payment of Awards.

99.1	Press Release, dated July 27, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION

Date: July 28, 2006	By:	/s/ Brian Bronson
	Name:	Brian Bronson
	Title:	VP of Finance and Business Development

Exhibit Index

Exhibit
Number	Description
2.1	Arrangement Agreement among RadiSys Corporation, Convedia Corporation and RadiSys Canada Inc., effective as of July 26, 2006.

10.1	Summary of Performance Goals and Business Criteria for Payment of Awards.

99.1	Press Release, dated July 27, 2006.